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                                                                   EXHIBIT 10.12

                               UMBRELLA AGREEMENT

                  This UMBRELLA AGREEMENT (this "Agreement") dated as of February 6, 2004, is among (a) WATSON PHARMACEUTICALS, INC., a Nevada corporation ("Watson"), (b) HALSEY DRUG CO., INC., a New York corporation, including its subsidiaries (collectively, "Halsey"), and (c) the other parties (each an "Investor" and collectively, the "Investor Group") listed on the signature page hereto.

                             PRELIMINARY STATEMENTS

                  1. Halsey and Watson have entered into a Loan Agreement dated as of March 29, 2000, as amended by an Amendment to Loan Agreement dated as of March 21, 2000 and as further amended by a Second Amendment to Loan Agreement dated as of December 20, 2002 (as so amended through such Second Amendment, the "Loan Agreement"), pursuant to which Watson made certain term loans to Halsey in the aggregate original principal amount of $21,401,331 (the "Loan").

                  2. Halsey is in default of certain payment and other obligations under the Loan Agreement and has requested that Watson agree to a restructuring of the Loan and certain related transactions in connection with an investment in Halsey by the Investors and certain other parties (the "Restructuring"). Watson is willing to consent to the Restructuring upon and subject to the terms and conditions set forth in this Agreement.

                  3. As part of the Restructuring, on the Effective Date (as defined below), the Investor Group has agreed to purchase the 2004 Debentures (as defined below) from Halsey for the sum of up to $14,000,000.00 and Halsey has agreed to issue the 2004 Debentures to the Investor Group pursuant to the 2004 Debenture Purchase Agreement (as defined below).

                  4. As a further part of the Restructuring, on the Effective Date, Watson has agreed to amend the Loan Agreement and the notes issued in connection thereunder by entering into the Third Amendment (as defined below) and in consideration for Watson entering into the Third Amendment, Halsey has agreed to pay $4,292,580 and to transfer the Purchased Assets to Watson.

                  5. As the final part of the Restructuring, on the Effective Date, Watson has agreed to sell the Assigned Rights (as defined below) to the Investor Group and, in consideration for the purchase of the Assigned Rights, the Investor Group has agreed to pay $1,000,000.00.

                  6. On the Effective Date, (i) Watson and Halsey have agreed to terminate all pre-existing agreements between them (including without limitation, the Supply Agreements (as defined below) and the Right of First Negotiation Agreement (as defined below)) and, (ii) Watson has agreed to amend the Warrant to Purchase Common Stock Agreement (as defined below).

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                  NOW, THEREFORE, in consideration of the premises and the
mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

                  Section 1.1 Certain Definitions. Terms defined in the Loan Agreement and used in this Agreement shall have the meanings given to them in the Loan Agreement, unless otherwise defined herein. The following terms shall have the following meanings:

                  "2004 Debentures" means the convertible senior secured debentures issued by Halsey pursuant to the 2004 Debenture Purchase Agreement.

                  "2004 Debenture Purchase Agreement" means the 2004 Debenture Purchase Agreement between Halsey and the Investor Group substantially in the form of Exhibit 1.1(a) hereto.

                  "Action" means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

                  "Ancillary Documents" means the Bill of Sale, the Assignment of Intellectual Property and the Hydrocodone Option Agreement.

                  "Assigned Agreements" means all right, title and interest of Watson in and to the Loan Agreement, the Notes, the Watson Security Documents, the Subordination Agreement dated as of December 20, 2002 among the Borrower, Watson and the parties thereto, the other Loan Documents and any and all instruments, agreements and other writings executed in connection with or pursuant thereto.

                  "Assigned Loan" means all right, title and interest of Watson in the Loan, together with all accrued and unpaid interest thereon and fees with respect thereto.

                  "Assigned Proceeds" means any and all present and future rights with respect to cash, securities, interest, dividends and other property which may be exchanged for or distributed or collected in respect of the Assigned Loan, the Assigned Agreements or the Assigned Security, and the proceeds thereof, including, without limitation, distributions in respect of principal, together with interest accrued but unpaid as of the Effective Date and fees with respect thereto, interest after the date hereof, fees, costs and expenses, and distributions obtained by or through redemption, consummation of a plan of reorganization or otherwise.

                  "Assigned Rights" means (i) the Assigned Loan; (ii) the Assigned Agreements; (iii) the Assigned Security; and (iv) the Assigned Proceeds.

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                  "Assigned Security" means all right, title and interest in and to any property, whether real or personal, tangible or intangible, of whatever kind and wherever located, whether now owned or hereafter acquired or created, in which a lien, encumbrance, security interest, mortgage, deed of trust, pledge, claim, set-off or charge of any kind (collectively, "Liens") has been granted or purported to have been granted pursuant to any of the Watson Security Documents and all right, title and interest in and to any and all instruments, agreements and other writings evidencing such a Lien.

                  "Assignment of Intellectual Property" means the assignment of Intellectual Property , substantially in the form of Exhibit 1.1(b).

                  "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, 11 U.S.C. Sections 101 et seq., as amended.

                  "Bill of Sale" means the Bill of Sale and Assignment to be executed by Halsey, substantially in the form of Exhibit 1.1(c).

                  "Claimant" means each of Essex Woodlands Health Ventures V, L.P., Care Capital Investments, L.P., Galen Partners III, L.P., Galen Partners International, L.P., and Galen Employee Fund III, L.P.

                  "Claimant Recovery Amount" means, on any date, with respect to each Claimant, the amount equal to the aggregate value of all property received by such Claimant from the Loan Parties with respect to such Claimant's Debentures on or after the Effective Date. Notwithstanding anything to the contrary in this Agreement, equity or debt securities of the Company received by a Claimant with respect to the Debentures (including upon conversion or exchange thereof) shall be excluded from the calculation of the value of property deemed to have been received by such Claimant.

                  "Claimant Recovery Percentage" means, on any date, the amount determined by dividing the Claimant Recovery Amount for such Claimant by the face value of such Claimant's Debentures.

                  "Contingent Purchase Amount" shall have the meaning set forth in Section 2.3(b) hereto.

                  "Contingent Purchase Amount Payment Date" means any day that is five Business Days after any day on which a Claimant receives a payment or other property from the Loan Parties after which the Claimant Recovery Percentage exceeds the Watson Recovery Percentage.

                  "Contingent Purchase Termination Date" means the first to occur of (i) December 31, 2004, (ii) the date on which 100% of the Debentures shall have been exchanged for or

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converted into equity securities of the Company or (iii) the date on which the
Watson Recovery Amount equals $21,401,331.

                  "Consents" means the Halsey and Guarantor Transfer Consent and the Secured Creditors' Transfer Consent.

                  "Debentures" means (i) the 2002 Debentures (as defined in the Subordination Agreement) that were issued prior to January 1, 2004 and (ii) the Existing Debentures (as defined in the Subordination Agreement).

                   "Encumbrance" means any security interest, pledge, hypothecation, mortgage, lien (including environmental and tax liens), violation, charge, lease, license, encumbrance, servient easement, adverse claim, reversion, reverter, preferential arrangement, restrictive covenant, condition or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

                  "Environmental Laws" means all Laws, now or hereafter in effect and as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety, natural resources or Hazardous Materials, including CERCLA; the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 6901 et seq.; the Clean Water Act, 33 U.S.C. Sections 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Sections 300f et seq.; the Atomic Energy Act, 42 U.S.C. Sections 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; and the Federal Food, Drug and Cosmetic Act, 21 U.S.C. Sections 301 et seq.

                  "Governmental Authority" means any federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

                  "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

                  "Halsey/Investor Group Transaction" means the transactions described in Section 2.1 of this Agreement.

                  "Halsey and Guarantor Transfer Consent" means the consent of Halsey and the Guarantors to the transfer of the Assigned Rights to the Investor in substantially the form of Exhibit 1.1(d).

                  "Hydrocodone Option Agreement" means the Hydrocodone Option Agreement to be executed by Halsey and Watson, substantially in the form of
Exhibit 2.2(e).

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                  "Indemnified Party" means a Watson Indemnified Party, an
Investor Group Indemnified Party or a Halsey Indemnified Party, as the case may be.

                  "Indemnifying Party" means Halsey pursuant to Section 5.1, an Investor or the Investor Group pursuant to Section 5.2 and Watson pursuant to
Section 5.3, as the case may be.

                  "Intellectual Property" means (i) patents, patent applications, and statutory invention registrations, (ii) trademarks, service marks, domain names, trade dress, logos, trade names, corporate names, and other identifiers of source or goodwill, including registrations and applications for registration thereof and including the goodwill of the business symbolized thereby or associated therewith, (iii) mask works and copyrights, including copyrights in computer software, and registrations and applications for registration thereof, and (iv) confidential and proprietary information, including trade secrets, know-how and invention rights.

                  "Investor Group Nominee" means Galen.

                  "Investor Group Purchase Price Bank Account" means the account of Halsey at LaSalle Bank, bearing account number 5800103177.

                  "Investor Group /Watson Transaction" means the transactions described in Section 2.3 of this Agreement.

                  "Law" means any federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

                  "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

                  "Loan Parties" means Halsey and the Guarantors.

                  "Parties" means collectively, Halsey, Watson and the Investor Group.

                  "Person" means an individual, partnership, corporation, statutory trust, joint stock company, trust, unincorporated association, limited liability company, joint venture, governmental authority or other entity of whatever nature.

                  "Pro Rata Portion" means, with respect to each Claimant, the percentage determined by dividing (i) the aggregate outstanding amount of the Debentures owned by such Claimant and its Affiliates as of January 1, 2004, by
(ii) the aggregate outstanding amount of the Debentures owned by all Claimants and their Affiliates as of January 1, 2004.

                  "Purchased Assets " means the assets specified in Schedule I hereto.

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                  "Right of First Negotiation Agreement" means that certain
Right of First Negotiation Agreement between Halsey and Watson dated March 29, 2000.

                  "Secured Creditors" has the meaning given to such term in the Subordination Agreement.

                  "Secured Creditors' Transfer Consent" means the consent of the Secured Creditors to the transfer of the Assigned Rights to Investor Group in substantially the form of Exhibit 1.1(e).

                  "Subordination Agreement" means that certain Subordination Agreement dated December 20, 2002 among Watson, Halsey, the Investors and various other parties.

                  "Supply Agreements" means that certain Finished Goods Supply Agreement by and between Halsey and Watson dated March 29, 2000, as amended, that certain Active Ingredient Supply Agreement by and between Halsey and Watson dated March 29, 2000 and that certain Finished Goods Supply Agreement ("Core Products") by and between Halsey and Watson dated March 29, 2000, as amended.

                  "Third Amendment to Loan Agreement" means the Third Amendment to Loan Agreement between Halsey and Watson, substantially in the form of
Exhibit 1.1(f) hereto.

                  "Transaction Documents" means this Agreement, the 2004 Debenture Purchase Agreement, the Third Amendment, the Consents and the Ancillary Documents.

                  "Warrant to Purchase Common Stock Agreement" means that certain Warrant to Purchase Common Stock, Par Value $.01 Per Share of Halsey Drug Co., Inc. dated December 20, 2002.

                  "Watson/Halsey Transaction" means the transactions described in Section 2.2 of this Agreement.

                  "Watson Loan Amendment Bank Account" means the account of Watson at Bank of America, bearing account number 1496301300.

                  "Watson Loan Purchase Price Bank Account" means the account of Watson at Bank of America, bearing account number 1496301300.

                  "Watson Recovery Amount" means, on any date, the amount equal to (i) $5,658,516 (ii) plus the value of all property received by Watson from the Claimants pursuant to Section 2.3(b)(ii) of this Agreement.

                  "Watson Recovery Percentage" means 26.44%

                  "Watson Security Documents" has the meaning specified in the Loan Agreement.

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

                  Section 1.2 Definitions. The following terms have the meanings set forth in the Sections set forth below:

Definition                                                   Location
----------                                                   --------
"Agreement".......................................    Preamble
"Closing".........................................    3.1
"Effective Date"..................................    3.8
"Halsey"..........................................    Preamble
"Halsey Indemnified Party"........................    5.2(a)
"Investor"........................................    Preamble
"Investor Group Indemnified Party"................    5.3(a)
"Investor Group Information"......................    4.4(d)
"Investor Group Purchase Price"...................    2.1(b)
"Loan"............................................    Preliminary Statements
"Loan Agreement"..................................    Preliminary Statements
"Loss"............................................    5.1
"Restructuring"...................................    Preliminary Statements
"Third Amendment"                                     2.2(a)
"Third Amendment Cash Amount"                         2.2(b)
"Third Party Claim"...............................    5.4(b)
"Watson"..........................................    Preamble
"Watson Indemnified Party"........................    5.2(b)
"Watson Information"..............................    4.3(f)
"Watson Loan Purchase Cash Amount"                    2.3 (b)(i)

                  Section 1.3 Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

                  (a) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or a Schedule or Exhibit to, this Agreement unless otherwise indicated;

                  (b) the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

                  (c) whenever the words "include", "includes" or "including" are used in this Agreement, they are deemed to be followed by the words "without limitation";

                  (d) the words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

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                  (e) all terms defined in this Agreement have the defined
         meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

                  (f) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

                  (g) any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law or statute as from time to time amended, modified or supplemented, including by succession of comparable successor Laws;

                  (h) references to a Person are also to its successors and permitted assigns; and

                  (i) the use of "or" is not intended to be exclusive unless expressly indicated otherwise.

                                   ARTICLE II

                                THE TRANSACTIONS

                  Section 2.1 The Halsey/Investor Group Transaction. Subject to the terms and conditions of this Agreement and in reliance on the agreements, representations and warranties contained herein and made pursuant hereto and the 2004 Debenture Purchase Agreement, on the Effective Date:

                  (a) Issuance of 2004 Debentures to Investor. Halsey and the Investor Group hereby agree to enter into the 2004 Debenture Purchase Agreement pursuant to which Halsey will issue convertible senior secured debentures in the principal amount of up to $14,000,000.00 (as such amount may be increased in accordance with the terms of such agreement) to the Investor Group and the other purchasers from time to time party thereto, all on the terms and conditions set forth in the 2004 Debenture Purchase Agreement.

                  (b) Investor Group Purchase Price. Each Investor severally and not jointly agrees to pay the purchase price for the 2004 Debentures in the amount specified for such Investor in such agreement (collectively, the "Investor Group Purchase Price").

                  Section 2.2 The Watson/Halsey Transaction. Subject to the terms and conditions of this Agreement and in reliance on the agreements, representations and warranties contained herein and made pursuant hereto, on the Effective Date:

                  (a) Third Amendment. Watson hereby agrees to enter into the Third Amendment to the Loan Agreement pursuant to which Watson will restructure certain of Halsey's obligations under the Loan Agreement in accordance with the terms set forth therein (the "Third Amendment").

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                  (b) Third Amendment Purchase Price. In consideration for
Watson's agreement to enter into the Third Amendment, Halsey agrees, on the Effective Date, (i) to pay or cause to be paid to Watson the purchase price as follows: (i) payment in immediately available funds of an amount equal to $[4,279,850] (the "Third Amendment Cash Amount") and (ii) to sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered to Watson the Purchased Assets, in each case free and clear of any Encumbrances, and Watson hereby purchases from Halsey on such date, the Purchased Assets, in each case free and clear of any Encumbrances. Watson shall have full ownership of and title to the Purchased Assets, free and clear of any Encumbrances. With respect to any physical assets among the Purchased Assets, Halsey shall be responsible for any de-installation activities, costs and expenses and Watson shall be responsible for any packing and shipping activities, costs and expenses.

                  (c) Termination of Other Agreements. Halsey and Watson hereby agree to terminate all pre-existing agreements between Halsey and Watson (including without limitation, the Supply Agreements and the Right of First Negotiation Agreement).

                  (d) Waiver of Dilution. Halsey and Watson hereby agree that the Warrant to Purchase Common Stock Agreement is amended in accordance with the terms of Exhibit 2.2(d) hereto.

                  (e) Hydrocodone Option. Halsey shall grant to Watson a non-assignable, exclusive option (substantially in the form as set forth in Exhibit 2.2(e) hereto), to enter into a supply agreement with Halsey pursuant to which Halsey will supply, and Watson will purchase, on a non-exclusive, preferential basis, hydrocodone bitartrate active pharmaceutical ingredient manufactured using Halsey's proprietary hydrocodone bitartrate active pharmaceutical ingredient process.

                  Section 2.3 The Investor/Watson Transaction. Subject to the terms and conditions of this Agreement and in reliance on the agreements, representations and warranties contained herein and made pursuant hereto, on the Effective Date and immediately after the effectiveness of the Watson/Halsey
Transaction:

                  (a) Transfer of Assigned Rights to Investor. Watson hereby sells, assigns, transfers, conveys and delivers to Investor Group all of Watson's right, title and interest in the Assigned Rights, and hereby delegates to Investor Group all of its obligations, duties and liabilities under the Assigned Agreements, and Investor Group hereby purchases, accepts and assumes from Watson from and after the Effective Date, all of Watson's right, title and interest in the Assigned Rights, provided, that, nothing contained herein is intended to, or shall be construed or deemed to constitute an assignment of any right of Watson to assert a claim under Section 502(h) of the Bankruptcy Code due to, or arising from, Watson's return of money or property to the estate of Halsey or any of its subsidiaries in connection with the assertion, by the estate or its representative of Halsey or any of its subsidiaries, of avoiding powers provided under Sections 544, 545, 547, 548, 549 and 550 of the Bankruptcy Code or analogous state law; it being understood and

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         agreed by the Parties that the right to assert any such claim under
         Section 502(h) of the Bankruptcy Code be and hereby is retained by Watson.

                  (b) Payment of Loan Purchase Price to Watson. As consideration for the sale, transfer and assignment of the Assigned Rights contemplated in Section 2.3(a): (i) on the Effective Date, the Investor Group agrees to pay Watson in immediately available funds an amount equal to $1,000,000.00 (the "Watson Loan Purchase Cash Amount"), and
         (ii) and, until such time as the Watson Recovery Amount equals $21,401,331.00, on each Contingent Purchase Amount Payment Date that occurs prior to the Contingent Purchase Termination Date, each Claimant that has triggered such Contingent Purchase Amount Payment Date shall make a payment to Watson equal to that portion of the Claimant Recovery Amount for such Claimant that results in the Claimant Recovery Percentage exceeding the Watson Recovery Percentage (the "Contingent Purchase Amount"). To the extent the relevant Claimant Recovery Amount includes property other than immediately available funds, the Claimants may include in any resulting Contingent Purchase Amount paid hereunder a proportionate amount of such other property. Notwithstanding anything to the contrary in this Agreement, no Claimant shall have any obligation to make any payment under clause (ii) of this Section 2.3(b) on or after the Contingent Purchase Termination Date.

                                   ARTICLE III

                                     CLOSING

                  Section 3.1 Closing. Subject to the terms and conditions of this Agreement, the transactions contemplated by this Agreement shall take place at a closing (the "Closing") to be held at the offices of St. John & Wayne, L.L.C., Two Penn Plaza East, Newark, New Jersey 07105 at 10:00 A.M. New York time on February 6, 2004 or such other time or place as the parties hereto may agree.

                  Section 3.2 Closing Deliveries by Halsey to Investor Group. At the Closing, Halsey shall deliver or cause to be delivered to the Investor Group in connection with the Halsey/Investor Group Transaction:

                           (i) executed counterparts of this Agreement and the 2004 Debenture Purchase Agreement, in each case executed by Halsey, and such other instruments, in form and substance satisfactory to the Investors, as may be requested by the Investors to evidence the issuance of the 2004 Debentures;

                           (ii) notes evidencing the 2004 Debentures registered in such names as the Investors may request in writing at least one full Business Day before the Closing Date;

                           (iii)    a receipt for the Investor Group Purchase
                  Price;

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                           (iv)     a true and complete copy, certified by the
                  Secretary or an Assistant Secretary of Halsey, of the resolutions duly and validly adopted by the board of directors of Halsey evidencing its authorization of the execution and delivery of this Agreement and the 2004 Debenture Purchase Agreement and the consummation of the transactions contemplated hereby and thereby;

                           (v) a certificate of the Secretary or an Assistant Secretary of Halsey certifying the names and signatures of the officers of Halsey authorized to sign this Agreement, the 2004 Debenture Purchase Agreement and the other documents to be delivered hereunder and thereunder;

                           (vi) a certificate of a duly authorized officer of Halsey certifying that the representations and warranties of Halsey contained in this Agreement and the 2004 Debenture Purchase Agreement shall be true and correct in all material respects as of the Closing; and

                           (vii) any other documents as shall be required to be delivered pursuant to the terms of the 2004 Debenture Purchase Agreement.

                  Section 3.3 Closing Deliveries by Halsey to Watson. At the Closing, Halsey shall deliver or cause to be delivered to Watson in connection with the Watson/Halsey Transaction:

                           (i) the Third Amendment Cash Amount by wire transfer in immediately available funds to the Watson Loan Amendment Bank Account;

                           (ii) a secured promissory note in the aggregate principal amount of $5,000,000.00;

                           (iii) executed counterparts of this Agreement and the Third Amendment, in each case executed by Halsey;

                           (iv) executed counterparts of the Bill of Sale and the Assignment of Intellectual Property, in each case executed by Halsey, and such other instruments, in form and substance satisfactory to Watson, as may be requested by Watson to transfer the Purchased Assets to Watson or evidence such transfer on the public records;

                           (v) executed counterparts of each Ancillary Document to which Halsey is a party other than the Ancillary Documents delivered pursuant to clauses (iii) and (iv) above;

                           (vi) a true and complete copy, certified by the Secretary or an Assistant Secretary of Halsey, of the resolutions duly and validly adopted by the board of directors of Halsey evidencing its authorization of the execution and delivery of

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                  this Agreement, the Third Amendment and the Ancillary
                  Documents and the consummation of the transactions contemplated hereby and thereby;

                           (vii) a certificate of the Secretary or an Assistant Secretary of Halsey certifying the names and signatures of the officers of Halsey authorized to sign this Agreement, the Third Amendment and the Ancillary Documents and the other documents to be delivered hereunder and thereunder;

                           (viii) a certificate of a duly authorized officer of Halsey certifying that the representations and warranties of Halsey contained in this Agreement shall be true and correct in all material respects as of the Closing;

                           (ix) a favorable opinion, dated the Effective Date and addressed to Watson , from St. John & Wayne, L.L.C., special New York counsel for Halsey, in form and substance satisfactory to Watson;

                           (x) such UCC termination statements and other documents as may be required by Watson to ensure that the Purchased Assets are conveyed free and clear of any Encumbrances; and

                           (xi) fully executed copies of the Halsey and Guarantor Transfer Consent, the Secured Creditors' Transfer Consent and any other consents required for an effective assignment of the Assigned Rights by Watson to Investor Group.

                  Section 3.4 Closing Deliveries by Investors to Halsey. At the Closing, each Investor shall deliver or cause to be delivered to Halsey in connection with the Halsey/Investor Group Transaction:

                           (i) such Investor's portion of the Investor Group Purchase Price by wire transfer in immediately available funds to the Investor Group Purchase Price Bank Account;

                           (ii) executed counterparts of this Agreement and the 2004 Debenture Purchase Agreement; and

                           (iii) all authorizations, consents, orders and approvals of all Governmental Authorities and officials and all third party consents and estoppel certificates, each in form and substance satisfactory to Halsey in its sole discretion, which Halsey in its sole discretion deems necessary or desirable for the consummation of the transactions contemplated by this Agreement and 2004 Debenture Purchase Agreement including all third party consents required under any contracts.

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

                  Section 3.5 Closing Deliveries by the Investor Group to Watson. At the Closing, the Investors shall deliver or cause to be delivered to Watson in connection with the Investor Group/Watson Transaction:

                           (i) the Watson Loan Purchase Cash Amount by wire transfer in immediately available funds to the Watson Loan Purchase Price Bank Account; and

                           (ii)     executed counterparts of this Agreement.

                  Section 3.6 Closing Deliveries by Watson to Halsey. At the Closing, Watson shall deliver or cause to be delivered to Halsey in connection with the transfer of the Purchased Assets:

                           (i)      a receipt for the Third Amendment Cash
                  Amount;

                           (ii) executed counterparts of this Agreement, the Third Amendment and the Ancillary Documents, in each case executed by Watson;

                           (iii) a true and complete copy, certified by the Secretary or an Assistant Secretary of Watson, of the resolutions duly and validly adopted by the Board of Directors of Watson evidencing its authorization of the execution and delivery of this Agreement, the Third Amendment, the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby;

                           (iv) a certificate of a duly authorized officer of Watson certifying that the representations and warranties of Watson contained in this Agreement shall be true and correct in all material respects as of the Effective Date; and

                           (v) the promissory note dated December 20, 2002 in the principal amount of $17,500,000 issued by Halsey, as maker, to Watson, and the promissory note dated December 20, 2002 in the principal amount of $3,901,331 issued by Halsey, as maker, to Watson, each marked "cancelled".

                  Section 3.7 Closing Deliveries by Watson to the Investors. At the Closing, Watson shall deliver or cause to be delivered to the Investor Group Nominee in connection with the Investor Group/Watson Transaction:

                           (i) a receipt for the Watson Loan Purchase Cash Amount; and

                           (ii) executed counterparts of each Transaction Document to which Watson is a party;

                           (iii)    the originally executed secured promissory
                  note in the aggregate principal amount of $5,000,000.00, duly endorsed by Watson (without recourse

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                  or warranty to Watson except as set forth in this Agreement), endorsing Watson's interest in such note to the Investor Group Nominee; and

                           (iv) all Assigned Security in the possession of Watson.

                  Section 3.8 Effective Date. The effective date of the Halsey/Investor Group Transaction, Watson/Halsey Transaction and the Investor Group/Watson Transaction (the "Effective Date") shall be the date on which each of the Parties have signed this Agreement and each of the requirements set forth in Sections 3.2 to 3.7 of this Agreement shall have been satisfied. On the Effective Date, the Investor Group/Watson Transaction shall become effective immediately upon the effectiveness of the Watson/Halsey Transaction.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

                  Section 4.1 Mutual Representations and Warranties. As an inducement to the other Parties to enter into this Agreement, each Party hereby severally and not jointly represents and warrants to the other Parties as follows:

                  (a) Organization, Authority and Qualification. Such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all necessary power and authority to enter into this Agreement and the Transaction Documents to which it is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Such Party is duly licensed or qualified to do business and is in good standing in each jurisdiction which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary. The execution and delivery of this Agreement and the Transaction Documents by such Party, the performance by such Party of its obligations hereunder and thereunder and the consummation by such Party of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of such Party and its stockholders. This Agreement and the Transaction Documents, upon their execution shall have been duly executed and delivered by such Party, and (assuming due authorization, execution and delivery by the other Parties thereto) this Agreement and the Transaction Documents to which it is a party, upon their execution, shall constitute, legal, valid and binding obligations of such Party, enforceable against such Party in accordance with their respective terms, subject, as to enforceability, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles, provided, however, that Watson makes no representation with respect to the collectability of the Loan or any portion thereof.

                  (b) No Conflict. The execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party do not and will not (a) violate, conflict

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         with or result in the breach of any provision of the certificate of incorporation or by-laws (or similar organizational documents) of such Party, (b) conflict with or violate any Law or Governmental Order applicable to such Party, or any of its assets, properties or businesses, or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the Purchased Assets or the Transaction Documents, as the case may be, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which such Party is a party or by which any of its material assets is bound or affected.

                  (c) Litigation There are no pending or threatened actions, suits or proceedings against or affecting such Party or any of its properties by or before any court or administrative agency in respect of this Agreement, the Transaction Documents, the Purchased Assets or the 2004 Debentures, as the case may be, which are reasonably likely to materially adversely affect the ability of such Party to perform its obligations hereunder or call into question the validity of this Agreement or the Transaction Documents or the enforceability thereof in accordance with the respective terms thereof.

                  (d) Governmental Consents and Approval. Neither the execution and delivery by such Party of this Agreement or the Transaction Documents to which it is a party nor the consummation by such Party of any of the transactions contemplated hereby or thereby nor the performance by such Party of any of its obligations requires the consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of any Governmental Authority.

                  (e) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement and the Transaction Documents based upon arrangements made by or on behalf of such Party.

                  (f) Arm's Length Transactions. The transactions entered into by and between the Parties hereto pursuant to this Agreement and the Transaction Documents are Arm's Length transactions. For purposes hereof, the term "Arm's Length" means a transaction or negotiation in which each party is completely independent of each other, seeks to obtain terms which are most favorable to it and has no economic or other interest in making concessions to the other party.

                  Section 4.2 Representations and Warranties of Halsey. As an inducement to the Investor Group and Watson to enter into this Agreement, Halsey hereby represents and warrants to the Investor Group and Watson as follows as of the Effective Date:

                  (a) Title. Halsey has good and marketable title to all the Purchased Assets, free and clear of all Encumbrances. Halsey has the complete and unrestricted power and

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         unqualified right to sell, assign, transfer, convey and deliver the
         Purchased Assets to Watson without penalty or other adverse consequences. Following the consummation of the Watson/Halsey Transaction contemplated by this Agreement, the Third Amendment, and the Ancillary Documents and the execution of the instruments of transfer contemplated by this Agreement, the Third Amendment and the Ancillary Documents, Watson will own, with good, valid and marketable title, or lease, under valid and subsisting leases, or otherwise acquire the interests of Halsey in the Purchased Assets, free and clear of any Encumbrances, and without incurring any penalty or other adverse consequence, including any increase in rentals, royalties, or license or other fees imposed as a result of, or arising from, the consummation of the transactions contemplated by this Agreement.

                  (b) Closing Date Transactions. On the Effective Date, Watson will have had conveyed to it the Purchased Assets, free and clear of all Encumbrances.

                  (c) Insolvency. Halsey has not taken any action nor have any other steps been taken or legal proceedings commenced or threatened against Halsey for its dissolution, winding-up, bankruptcy, examination, administration, court protection, reorganization or appointment of a receiver, examiner, trustee or similar official with respect to Halsey or any of its assets or property or for the granting of suspension of payments to Halsey.

                  (d) Other Transactions. As of the Effective Date, except for this Agreement, there are no contracts or agreements to which Halsey is a party providing for any lease, sale, disposition of title or beneficial ownership of the Purchased Assets.

                  (e) Loan Documents. Halsey has provided to the Investor Group true, correct and complete copies of the Loan Agreement (including all waivers, supplements, forbearances and amendments thereto) and all schedules and exhibits to the Loan Agreement the other Loan Documents specified in Schedule II. Without in any way limiting the representations and warranties of Watson contained in this Agreement, Investor is assuming all risk with respect to the accuracy or sufficiency of such documents and information.

                  (f) Claimant Ownership. As of the Effective Date, the Claimants and their Affiliates collectively hold Debentures in an aggregate outstanding amount of $71,001,035 and such portion of Debentures held by the Claimants and their Affiliates collectively represents in excess of 79% of the aggregate outstanding amount of Debentures.

         EXCEPT AS OTHERWISE PROVIDED HEREIN, HALSEY MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PURCHASED ASSETS, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

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                  Section 4.3 Representation and Warranties of the Investors.
(A) As an inducement to Watson to enter into this Agreement, each Investor severally and not jointly hereby represents and warrants to Watson as follows as of the Effective Date:

                  (a) Insolvency. Such Investor has not taken any action nor, to its knowledge have any other steps been taken or legal proceedings commenced or threatened against the Investor for its dissolution, winding-up, bankruptcy, examination, administration, court protection, reorganization or appointment of a receiver, examiner, trustee or similar official with respect to the Investor or any of its assets or property or for the granting of suspension of payments to the Investor.

                  (b) Information. Investor is a sophisticated buyer with respect to the Assigned Rights, has adequate information concerning the business and financial condition of Halsey to make an informed decision regarding the Assigned Rights, and has independently, without reliance upon Watson and based on such information as it deemed appropriate, made its own analysis and decision to enter into this Agreement, except that Investor has relied upon the representations, warranties and covenants of Watson contained in this Agreement. Investor acknowledges that Watson may possess material information with respect to Halsey not known to the Investor which may be material to a decision to buy the Assigned Rights (the "Watson Information"), that Investor has determined to acquire the Assigned Rights notwithstanding its lack of knowledge of Watson Information and that Watson shall have no liability to Investor to the extent such liability arises from, is caused by or relates to the non-disclosure of Watson Information and Investor hereby releases Watson therefrom with respect to such nondisclosure; provided, however, that the foregoing limitation shall not in any way limit the liability of Watson for a breach of its representations and warranties contained in this Agreement.

                  (c) Acknowledgments. Investor acknowledges that Watson has not made and does not make any representation or warranty, whether express or implied, except as expressly set forth in this Agreement. Investor acknowledges that the sale of the Assigned Rights by Watson to Investor is irrevocable, and that Investor shall have no recourse to Watson, except with respect to breaches of representations, warranties and covenants expressly set forth in this Agreement, and pursuant to the indemnities contained herein. Investor acknowledges that the consideration paid pursuant hereto for the purchase of the Assigned Rights may differ both in kind and amount from any payments or distributions which may ultimately be received with respect thereto. Investor acknowledges that it is assuming the risk of full or partial loss which is inherent with the credit, and all collectability risks associated therewith.

                  (d) Securities Act. Investor is an "accredited investor" within the meaning of Section 2(15) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"). Without implying characterization of the Assigned Rights as a "security" within the meaning of any applicable securities laws,

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

         Investor is not purchasing the Assigned Rights with a view to resale or distribution in a manner that would violate applicable securities laws.

                  (e) No Reliance. Investor acknowledges that Watson has not given Investor any investment advice, credit information or opinion on whether the purchase of the Assigned Rights is prudent. Except as otherwise provided in this Agreement, Investor has not relied and will not rely on Watson to furnish or make available any documents or other information regarding the credit, affairs, financial condition or business of Halsey or any obligor, or any other matter concerning Halsey or any obligor. Investor is assuming all risk with respect to the accuracy or sufficiency of the Assigned Agreements, other than any representations, warranties or covenants made by Watson in this Agreement.

                  (f) Subordination Provisions. Investor expressly acknowledges that it has notice of Section 11 of the Subordination Agreement.

                  Section 4.4 Representation and Warranties of Watson. As an inducement to the Investors to enter into this Agreement, Watson hereby represents and warrants to the Investors as follows as of the Effective Date:

                  (a) Title. (A) Watson is the sole legal and beneficial owner and holder of the Assigned Rights and has good title to the Assigned Rights free and clear of any lien, security interest or other adverse claim; (B) the Assigned Agreements are the legal, valid and binding obligations of Watson, enforceable against Watson in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles, provided, however, that Watson makes no representation with respect to the collectability of the Loan or any portion thereof and
         (C) Watson has not received any written notice that (i) any payment or other transfer made to or for the account of Watson from or on account of Halsey or any of its subsidiaries under the Assigned Rights is or may be void or avoidable as an actual or constructive fraudulent transfer or as a preferential transfer or (ii) the Assigned Rights, or any portion of them, are void, voidable, unenforceable or subject to any claim, counterclaim, setoff, defense, action, demand, litigation (including administrative proceedings or derivative actions), encumbrance, right (including expungement, avoidance, reduction, contractual or equitable subordination, or otherwise) or defect, other than those created pursuant to the Loan Documents, the effect of which is, or would be, materially and adversely to affect the Assigned Rights in whole or in part.

                  (b) Insolvency. Watson has not taken any action nor, to its knowledge have any other steps been taken or legal proceedings commenced or threatened against Watson for its dissolution, winding-up, bankruptcy, examination, administration, court protection, reorganization or appointment of a receiver, examiner, trustee or similar official with respect to Watson or any of its assets or property or for the granting of suspension of payments to Watson.

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                  (c) Acknowledgments. Watson acknowledges that no Investor has made and does not make any representation or warranty, whether express or implied, except as expressly set forth in this Agreement. Watson acknowledges that the sale of the Assigned Rights by Watson to the Investor Group is irrevocable, and that Watson shall have no recourse to the Investors, except with respect to breaches of representations, warranties and covenants expressly set forth in this Agreement, and pursuant to the indemnities contained herein. Watson acknowledges that the consideration paid pursuant hereto for the purchase of the Assigned Rights may differ both in kind and amount from any payments or distributions which may ultimately be received with respect thereto.

                  (d) No Reliance. Watson acknowledges that the Investors have not given Watson any investment advice, credit information or opinion on whether the sale of the Assigned Rights is prudent. Except as otherwise provided in this Agreement, Watson has not relied and will not rely on the Investors to furnish or make available any documents or other information regarding the credit, affairs, financial condition or business of Halsey or any obligor, or any other matter concerning Halsey or any obligor.

                  (e) Securities Act. Watson is an "accredited investor" within the meaning of Section 2(15) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. Without characterizing the Assigned Rights as a "security" within the meaning of applicable securities laws, Watson has not made any offers to sell, or solicitations of offers to buy, any portion of the Assigned Rights in violation of any applicable securities laws.

                  (f) Information. Watson is a sophisticated seller with respect to the Assigned Rights, has adequate information concerning the business and financial condition of Halsey to make an informed decision regarding the sale of the Assigned Rights and has independently, without reliance upon Investor and based on such information as Watson has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that Watson has relied upon the representations, warranties and covenants of Investor contained in this Agreement. Watson acknowledges that the Investors currently may possess and hereafter may come into possession of certain information concerning the Assigned Rights, Halsey, or its affiliates which is not known to Watson and which may be material to a decision to sell the Assigned Rights (the "Investor Group Information"), that Watson has determined to sell the Assigned Rights notwithstanding its lack of knowledge of the Investor Group Information, and that Investors shall have no liability to Watson and Watson hereby waives and releases any claims which it might have against Investors or any Investor Indemnified Parties (as hereinafter defined), whether pursuant to applicable securities laws or otherwise, with respect to the non-disclosure of Investor Group Information; provided, however, that the foregoing limitation shall not in any way limit the liability of an Investor for a breach of its representations and warranties contained in this Agreement.

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                                   ARTICLE V

                                 INDEMNIFICATION

                  Section 5.1 Indemnification by Halsey. (a) Each Watson Indemnified Party and each Investor Group Indemnified Party shall be indemnified and held harmless by Halsey for and against any and all Liabilities, losses, diminution in value, damages, claims, costs and expenses, interest, awards, judgments and penalties (including attorneys' and consultants' fees and expenses) actually suffered or incurred by them (including any Action brought or otherwise initiated by any of them) (hereinafter a "Loss") (excluding indirect consequential or punitive damages), arising out of or resulting from:

                           (i) the breach of any representation, or warranty made by Halsey contained in this Agreement, the Third Amendment and the Ancillary Documents (it being understood that such representations and warranties shall be interpreted without giving effect to any limitations or qualifications as to "materiality" (including the word "material") set forth therein);

                           (ii) the breach of any covenant or agreement by Halsey contained in this Agreement, the Third Amendment and the Ancillary Documents; and

                           (iii) any and all Losses suffered or incurred by Watson by reason of or in connection with any claim or cause of action of any third party to the extent arising out Halsey's use, manufacture, sale or distribution of the Purchased Assets prior to the Effective Date.

                  (b) To the extent that Halsey's undertakings set forth in this
         Section 5.1 may be unenforceable, Halsey shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Watson/Investor Losses incurred by the Watson/Investor Group Indemnified Parties.

                  Section 5.2 Indemnification by the Investor. (a) Halsey and their Affiliates, officers, directors, employees, agents, successors and assigns (each an "Halsey Indemnified Party") shall be indemnified and held harmless by each Investor for and against any and all Losses (excluding indirect consequential or punitive damages), arising out of or resulting from the breach of any representation, warranty or covenant made by such Investor contained in this Agreement or the Transaction Documents. To the extent that an Investor's undertakings set forth in this Section 5.2 may be unenforceable, such Investor shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Losses incurred by the Halsey Indemnified Parties.

                  (b) Watson and its Affiliates, officers, directors, employees, agents, successors and assigns (each a "Watson Indemnified Party") shall be indemnified and held harmless by each Investor for and against any and all Losses arising out of or resulting from:

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

                           (i) the breach of any representation or warranty made by such Investor contained in this Agreement;

                           (ii) the non-performance by such Investor of any obligation of such Investor under this Agreement (to the extent such obligations are to be performed on or after the Effective Date);

                           (iii) the Assigned Rights, the Loan or the Assigned Agreements as a result or consequence of any act or omission by such Investor or any of its Investor Indemnified Parties occurring on or after the Effective Date; and

                           (iv) the non-performance by such Investor of any obligation assumed by Investor under this Agreement (to the extent such obligations are to be performed on or after the Effective Date).

                  (c) Each Watson Indemnified Party shall be indemnified and held harmless by the Claimants for and against any and all Losses arising out of or resulting from the return of the Third Amendment Cash Amount by Watson to the estate of Halsey or any of its subsidiaries or any other Losses suffered or incurred by Watson by reason of or in connection with the assertion, by the estate of Halsey or any of its subsidiaries or any trustee or other representative appointed for any such estate, of avoiding powers provided under Sections 544, 545, 547, 548, 549 and 550 of the Bankruptcy Code or analogous state law, but in each case only with respect to such assertions made regarding the Third Amendment Cash Amount. Notwithstanding anything to the contrary in this Agreement, (i) the aggregate liability of the Claimants under this Section 5.2(c) shall be limited to $5,000,000.00 (it being agreed by the Claimants, for the purposes of this Section 5.2(c), that reasonable attorneys' and consultants' fees and expenses shall be separately indemnified by the Claimants and shall not be included in the computation of aggregate liability under this clause (i)),
(ii) no Claimant shall have any liability under this Section 5.2(c) in excess of its Pro Rata Portion of the aggregate liability of the Claimants hereunder and
(iii) the Claimants liability hereunder shall survive until the expiration of applicable statute of limitations (with extensions) with respect to the matters addressed in this Section 5.2(c).

                  (d) To the extent that such Investor's undertakings set forth in this Section 5.2(b) or Section 5.2(c) may be unenforceable, such Investor shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Losses incurred by the Watson Indemnified Parties.

                  Section 5.3 Indemnification by Watson. (a) Each Investor and its respective Affiliates, officers, directors, employees, agents, successors and assigns (each an "Investor Indemnified Party") shall be indemnified and held harmless by Watson for and against any and all Losses (excluding indirect consequential or punitive damages), arising out of or resulting from:

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

                           (i)      the breach of any of Watson's
                  representations, warranties, covenants or agreements in this Agreement; and

                           (ii) the non-performance by Watson of any obligation of Watson under this Agreement (to the extent such obligations are to be performed on or after the Effective
                  Date).

                  (b) Each Halsey Indemnified Party shall be indemnified and held harmless by Watson for and against any and all Losses suffered or incurred by Halsey by reason of or in connection with any claim or cause of action by any third party to the extent arising out of Watson's use, manufacture, sale or distribution of the Purchased Assets on or after the Effective Date.

                  (c) Notwithstanding anything to the contrary in this Agreement, the liability of Watson under (i) this Section 5.3(a) shall be limited to $1,000,000.00 and (ii) this Section 5.3(b) shall be limited to $4,658,516. To the extent that Watson's undertakings set forth in this Section 5.3 may be unenforceable, Watson shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Losses incurred by the Investor Indemnified Parties or Halsey Indemnified Parties as the case may be.

                  Section 5.4 Notice of Loss; Third Party Claims. (a) An Indemnified Party shall give the Indemnifying Party notice of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises.

                  (b) If an Indemnified Party shall receive notice of any Action, audit, demand or assessment (each, a "Third Party Claim") against it or which may give rise to a claim for the Loss under this
         Article V, within 30 days of the receipt of such notice, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article V except to the extent that the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article V. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within ten days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified

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

         Party for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party. In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

                  Section 5.5 Fees and Expenses. (a) Watson shall pay and be liable for the payment of all costs and expenses of Watson in respect of the Assigned Rights incurred or chargeable prior to the Effective Date.

                  (b) Investor Group shall pay and be liable for the payment of all costs and expenses of Investors in respect of the Assigned Rights incurred or chargeable to any period on and after the Effective Date.

                  (c) If Investor Group receives any reimbursement in cash paid by Halsey for the fees and/or expenses which previously were paid by Watson, Investor Group shall promptly deliver to Watson the portion of the fees and/or expenses received by Investor which previously had been paid by Watson.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

                  Section 6.1 Further Assurances. (a) Each of the Parties hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, as another Party may reasonably request in connection with the transactions contemplated by this Agreement, including, without limitation, compliance with Section 11(b) of the Subordination Agreement, and the delivery of any notices or other documents or instruments which may be required in connection with the transfer of the Purchased Assets, the 2004 Debentures and the Assigned Rights.

                               Umbrella Agreement

                  Section 6.2 UCC Financing Statements. (a) Watson hereby authorizes Investors to file one or more amendments to financing or continuation statements, including, without limitation, one or more amendments to financing statements indicating that Watson has assigned of record all of its power to authorize an amendment to financing statements covering the assets or personal property of Halsey or any of its subsidiaries, in each case without the signature of Watson. Watson ratifies its authorization for the Investor Group acting through the Investor Group Nominee to have filed such amendments to financing statements or continuation statements filed prior to the date hereof.

                  (b) Halsey hereby authorizes Watson to file one or more amendments to financing or continuation statements, including, without limitation, one or more amendments to financing statements indicating that Halsey has assigned of record all of their power to authorize an amendment to financing statements covering the Purchased Assets, in each case without the signature of Halsey. Halsey ratifies its authorization for Watson to have filed such amendments to financing statements or continuation statements filed prior to the date hereof.

                  (c) The Investor Group hereby releases any and all Encumbrances against the Purchased Assets and hereby authorizes each of Halsey and Watson to file one or more termination statements to any financing or continuation statements to terminate any and all Encumbrances covering the Purchased Assets (but only with respect to such Purchased Assets and not with respect to any other property covered by such financing or continuation statements), in each case without the signature of the Investor Group.

                  Section 6.3 Further Notices. Each Claimant hereby agrees to provide Watson written notice of the following events within three Business Days of their occurrence: (i) the receipt by a Claimant of any payment or other property (other than equity or debt securities of the Company) on account of such Claimant's Debentures, (ii) the commencement by or against any of the Loan Parties of any bankruptcy, insolvency, arrangement, reorganization, receivership or relief proceeding or similar case or proceeding under any federal or state bankruptcy or similar law and (iii) any distribution of all or any of the assets of the Loan Parties upon the dissolution, winding up, total or partial liquidation, arrangement, reorganization, adjustment, protection, relief or composition of such Loan Party or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership or relief proceeding or similar case or proceeding under any federal or state bankruptcy or similar law and (iv) any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Loan Parties or otherwise. The Claimants' obligations under clause (i) of this Section 6.3 shall terminate upon the Contingent Purchase Termination Date. The Claimants' obligations under clauses
(ii)-(iv) of this Section 6.3 shall terminate when the Claimants' obligation under Section 5.2(c) expire.

                  Section 6.4 Subrogation. To the extent that any Party enforces any claim for indemnification or other right, claim or remedy against another Party under this Agreement and receives payment or another remedy from such Party in respect of such right, claim or remedy, the Parties agree that to the extent permitted by law and the Assigned Agreements, without the need for further action on the part of any Party, the indemnifying Party shall be subrogated to all

                               Umbrella Agreement
rights of the indemnified Party against any other entity with respect to such right, claim or remedy to the extent that the indemnified Party receives such payment or other remedy from the indemnifying Party (including, without limitation, with respect to the rights reserved by Watson under Section 2.3(a) in the event the Claimants make any payments under Section 5.2(c)).

                  Section 6.5 Public Announcements. Each Party agrees not to make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of Watson, the Company and the Claimants, which consents shall not be unreasonably withheld, and the Parties shall cooperate as to the timing and contents of any such press release, public announcement or communication.

                                  ARTICLE VII

                               GENERAL PROVISIONS

                  Section 7.1 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.1):

                           If to Halsey, at:

                           Halsey Drug Co., Inc.
                           695 No. Perryville Road
                           Rockford, Illinois 61107
                           Attention: Chief Executive Officer
                           Fax: (815) 399-9710

                           If to Watson, at:

                           Watson Pharmaceuticals, Inc.,
                           311 Bonnie Circle
                           Corona, California 92880
                           Attention: Chief Financial Officer

                               Umbrella Agreement

                           Fax: (909) 279-8094
                           cc: General Counsel

                           If to the Investor Group, to the Investor Group Nominee at:

                           Galen Partners III, L.P.
                           610 Fifth Avenue, 5th Fl.
                           New York, New York  10020
                           Attention: Chief Financial Officer
                           Fax: (212) 218-4999

                  Section 7.2 Expenses. Except as otherwise specified in this Agreement or any other Transaction Document, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

                  Section 7.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                  Section 7.4 Entire Agreement. This Agreement and the Transaction Documents constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the Parties with respect to the subject matter hereof and thereof.

                  Section 7.5 Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of each of the Parties (which consent may be granted or withheld in the sole discretion of each of the Parties); provided, however, that Watson may assign this Agreement or any of its rights and obligations hereunder to one or more Affiliates of Watson without the consent of the other Parties, provided further however that Watson shall remain, upon such assignment, liable in respect of its obligations under
Section 5.3, 5.4, 6.1, 6.4 and 6.5.

                  Section 7.6 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, each of the Parties or (b) by a waiver in accordance with Section 7.7.

                               Umbrella Agreement

                  Section 7.7 Waiver. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties of the other Parties contained herein or in any document delivered by the other Parties pursuant hereto or (c) waive compliance with any of the agreements of the other Parties or conditions to such Party's obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  Section 7.8 No Third Party Beneficiaries. Except for the provisions of Article V relating to indemnified parties, this Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person.

                  Section 7.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York federal court sitting in the Borough of Manhattan of The City of New York, provided, however, that if such federal court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any New York state court sitting in the Borough of Manhattan of The City of New York. Consistent with the preceding sentence, the Parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan of The City of New York for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

                  Section 7.10 Waiver of Jury Trial. Each of the Parties hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement. Each of the Parties hereby (a) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the transactions contemplated by this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 7.10.

                               Umbrella Agreement

                  Section 7.11 Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars.

                  Section 7.12 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                               Umbrella Agreement

                  IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                             HALSEY DRUG CO., INC.

                                             By:________________________________
                                                Name:
                                                Title:

                                             WATSON PHARMACEUTICALS, INC.

                                             By:________________________________
                                                Name:
                                                Title:

                               Umbrella Agreement

GALEN PARTNERS III, L.P.
By: Claudius, L.L.C., General Partner
610 Fifth Avenue, 5th Fl.
New York, New York  10019

___________________________
By: Srini Conjeevaram
Its: General Partner

GALEN PARTNERS INTERNATIONAL, III, L.P.     CARE CAPITAL INVESTMENTS II, LP
By: Claudius, L.L.C., General Partner       By: Care Capital II, LLC, as general
610 Fifth Avenue, 5th Floor                 partner
New York, New York  10020                   47 Hulfish St., Suite 310
                                            Princeton, NJ 08542

                                            By:_______________________________
___________________________                 Name:  David R. Ramsay
By: Srini Conjeevaram                       Title: Authorized Signatory
Its: General Partner
                                            ESSEX WOODLANDS HEALTH
GALEN EMPLOYEE FUND III, L.P.               VENTURES V, L.P.
By: Wesson Enterprises, Inc.                190 South LaSalle Street, Suite 2800
610 Fifth Avenue, 5th Floor                 Chicago, IL 60603
New York, New York 10020

___________________________                 __________________________________
By: Bruce F. Wesson                         By:  Immanuel Thangaraj
Its: General Partner                        Its: Managing Director

MICHAEL WEISBROT                            SUSAN WEISBROT
1136 Rock Creek Road                        1136 Rock Creek Road
Gladwyne, Pennsylvania 19035                Gladwyne, Pennsylvania  19035

___________________________                 __________________________________

DENNIS ADAMS
120 Kynlyn Road
Radnor, Pennsylvania  19312

___________________________

                               Umbrella Agreement

PETER STIEGLITZ                             GEORGE E. BOUDREAU
RJ Palmer LLC                               222 Elbow Lane
156 West 56th Street, 5th Floor             Haverford, PA  19041
New York, New York 10019

___________________________                 _________________________________

JOHN E. HEPPE, JR.
237 W. Montgomery Avenue
Haverford, Pennsylvania 19041

___________________________

                               Umbrella Agreement

                                                                      SCHEDULE I

                                PURCHASED ASSETS

1. Halsey's Drug Master File for manufacturing doxycycline monohydrate active pharmaceutical ingredient ("API") and any equivalent filings with the governing health authorities of any other country.

2. Any and all registrations, permits, licenses, authorizations, approvals, presentations, notifications of filings, in Halsey's possession, which are filed with or granted by the governing health authority of any country, and which are required to develop, make, use, sell, import or export doxycycline monohydrate, other than the doxycycline monohydrate API Drug Master File.

3. Halsey's Drug Master File for manufacturing doxycycline hyclate API and any equivalent filings with the governing health authorities of any other country.

4. Any and all registrations, permits, licenses, authorizations, approvals, presentations, notifications of filings, in Halsey's possession, which are filed with or granted by the governing health authority of any country, and which are required to develop, make, use, sell, import or export doxycycline hyclate, other than the doxycycline hyclate API Drug Master File.

5. Abbreviated New Drug Application No. 061717 for 50mg and 100mg doxycylcine hyclate filed with the FDA by Halsey or its Affiliate, and any supplements thereto.

6. Abbreviated New Drug Application No. 089536 for 40mg, 50mg and 325mg acetaminophen; butalbital; caffeine filed with the FDA by Halsey or its Affiliate, and any supplements thereto.

7. All doxycycline monohydrate API and doxycycline hyclate API related equipment owned by Halsey, as described on Schedule IA attached hereto.

8. The products set forth on the invoices set forth on Schedule IB hereto. It being understood among the parties hereto that no additional consideration shall be paid for such products, notwithstanding the prices set forth on such invoices.

                               Umbrella Agreement

                                                                     SCHEDULE IA

                         DOXYCYCLINE MONOHYDRATE API AND
                        DOXYCYCLINE HYCLATE API EQUIPMENT

GENERALIZED EQUIPMENT LIST FOR DOXYCYCLINE HYCLATE AND DOXYCYCLINE MONOHYDRATE
                                   PRODUCTION
                                     1/19/04

     PLANT A- USED FOR THE MANUFACTURE OF DOXYCYCLINE HYCLATE

1.   600-gallon Hydrogenator (Methacycline HCl and Wilkinson's Catalyst)

2.   500-gallon Crystallizer (Precipitation)

3.   32 sq. ft Filter Box (Filtration)

4.   Atmospheric Tray Dryer*

5.   500-gallon Reactor (Neutralization)

6.   100-gallon Reactor (HCl /Ethanol absorption)

7.   Sparkle Filter (Filtration)

8.   250-gallon Clarity Tank (Clarification)

9.   Polishing Filter

10.  350-gallon Reactor (Holding Tank for clarified solution)

11.  10 sq ft PP Filter Box (used to obtain Doxy Hyclate wet cake)

12.  Atmospheric Tray Dryer* (Drying of final product)

13. 600-gallon Reactor (Waste Tank used for neutralization prior to transfer into tanker)

14.  Fitz-Mill (Shared between both Doxy Hyclate and Doxy Mono)

15.  V-blender (Shared between both Doxy Hyclate and Doxy Mono)

* The atmospheric tray dryers are powered by steam and cannot be easy relocated

     PLANT B- USED FOR THE MANUFACTURE OF DOXYCYCLINE MONOHYDRATE

1.   100-gallon Dissolution Tank (Doxy Hyclate, Acetone, Water)

2.   Inline Filter assembly (Clarification)

3.   300-gallon Precipitation Tank

4.   9 sq ft Filter Box (Doxy mono wet cake)

5.   2-vacuum dryers

6.   500-gallon Reactor (waste)

                                                                     SCHEDULE IB

                            [Invoices to be attached]

                                                                     SCHEDULE II

                                 LOAN DOCUMENTS

1.       Loan Agreement dated March 29, 2000

2.       Amendment to Loan Agreement dated March 31, 2000

3.       Second Amendment to Loan Agreement dated December 20, 2002

4.       Third Amendment to Loan Agreement dated February 6, 2004

5.       Secured Promissory Note for $17,500,000.00 dated March 31, 2000

6.       Secured Promissory Note for $17,500,000.00 dated December 20, 2002

7.       Secured Promissory Note for $3,901,331.00 dated December 20, 2002

8.       Secured Promissory Note for $5,000,000.00 dated as of December 20, 2002

9.       Watson Stock Pledge Agreement dated March 29, 2000

10.      Watson Security Agreement dated March 29, 2000

11.      Watson Guaranty dated March 29, 2000

12.      Watson Guarantors Security Agreement Dated March 29, 2000

13.      Real Estate Mortgage by Houba Inc., dated March 29, 2000

14.      Subordination Agreement (Mortgage) dated March 29, 2000

15.      Subordination Agreement dated March 29, 2000

16.      Subordination Agreement dated December 20, 2002

                               Umbrella Agreement

                                                                  EXHIBIT 1.1(a)

                    FORM OF 2004 DEBENTURE PURCHASE AGREEMENT

                                                                  EXHIBIT 1.1(b)

                   FORM OF ASSIGNMENT OF INTELLECTUAL PROPERTY

                  This ASSIGNMENT OF INTELLECTUAL PROPERTY (this "Assignment"), effective the 6th day of February, 2004, is made and entered into by and between Halsey Drug Co., Inc. a New York corporation ("Assignor"), and Watson Pharmaceuticals, Inc., Inc. a Nevada corporation ("Assignee") (each a "Party," and collectively, the "Parties"). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Watson Umbrella Agreement (defined below).

                  WHEREAS, Assignor is the owner of each of (i) the patents and patent applications set forth on Schedule A hereto (the "Patents"); (ii) the copyrights, copyright registrations and copyright applications set forth on Schedule B hereto (the "Copyrights"); and (iii) the trademarks, trademark registrations and trademark applications (including any and all goodwill symbolized thereby) set forth on Schedule C hereto (the "Trademarks") ((i)-(iii), collectively, the "Purchased Intellectual Property");

                  WHEREAS, Assignor and Assignee entered into that certain Watson Umbrella Agreement dated [____________] (the "Watson Umbrella Agreement"), pursuant to which Assignee agreed to purchase the Purchased Assets from Assignor, including all of Assignor's right, title and interest in and to the Purchased Intellectual Property; and

                  WHEREAS, the execution and delivery of this Assignment is a condition to Closing.

                  NOW THEREFORE, for the consideration set forth in the Watson Umbrella Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Assignment. Effective upon Closing, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Purchased Intellectual Property, including all rights therein provided by international conventions and treaties, and the right to sue for past, present and future infringement thereof.

                  2. Additional Representations and Warranties. In addition to the representations and warranties expressly provided in the Watson Umbrella Agreement, Assignor hereby makes the following representations and warranties with respect to the Purchased Intellectual Property:

                           1. Assignor is the exclusive owner of the entire and unencumbered right, title and interest in and to the Purchased Intellectual Property and has a valid right to use the Purchased Intellectual Property.

                           2. To the knowledge of Assignor after due inquiry, the Purchased Intellectual Property is not subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such

                                    Purchased Intellectual Property or that
                                    would impair the validity or enforceability of such Purchased Intellectual Property.

                           3. No Actions or Claims have been asserted or are pending or, to the knowledge of Assignor after due inquiry, threatened against the Assignor or any subsidiary (i) based upon or challenging or seeking to deny or restrict the use by the Assignor or any its subsidiary of any of the Purchased Intellectual Property, (ii) alleging that any services provided by, processes used by, or products manufactured or sold by the Assignor or any of its subsidiary infringe or misappropriate any intellectual property right of any third party or (iii) alleging that the Purchased Intellectual Property is being licensed or sublicensed in conflict with the terms of any license or other agreement.

                           4. No person is engaging in any activity that infringes the Purchased Intellectual Property, to the knowledge of Assignor after due inquiry. None of the Assignor or its subsidiary has granted any license or other right to any third party in respect to the Purchased Intellectual Property. The consummation of the transactions contemplated by this Agreement and the Watson Umbrella Agreement will not result in the termination or impairment of any of the Purchased Intellectual Property.

                  3. Further Assurances. Assignor shall, at the cost and expense of Assignee, timely execute and deliver any additional documents and perform such additional acts necessary or desirable to record and perfect the interest of Assignee in and to the Purchased Intellectual Property, and shall not enter into any agreement in conflict with this Assignment.

                  4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of New York, without regard to the conflicts of law rules of such state.

                  5. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, each Party has caused this Assignment to be executed by its duly authorized representative.

                                                HALSEY DRUG CO., INC.

                                             By: _______________________________
                                                 Name: Andrew D. Reddick
                                                 Title: President

                                                HOUBA, INC.

                                             By: _______________________________
                                                 Name: Peter A. Clemens
                                                 Title: Vice President

                                                WATSON PHARMACEUTICALS, INC.

                                             By: _______________________________
                                             Name:
                                             Title:

                                   SCHEDULE A

Country           Application No.           Patent No.           Filing Date           Issue Date
-------           ---------------           ---------            -----------           ----------

                                   SCHEDULE B

Country           Title           App. No.           Reg. No.           Filing Date           Issue Date
-------           -----           --------           -------            -----------           ----------

                                   SCHEDULE C

Country           Mark           App. No.           Reg. No.           Filing Date           Issue Date
-------           ----           --------           --------           -----------           ----------

                               Umbrella Agreement

                                                                  EXHIBIT 1.1(c)

                       FORM OF BILL OF SALE AND ASSIGNMENT

                  BILL OF SALE AND ASSIGNMENT, dated as of February 6, 2004 (this "Bill of Sale and Assignment"), from Halsey Drug Co., Inc. a New York corporation (the "Seller"), to Watson Pharmaceuticals, Inc., Inc. a Nevada corporation (the "Purchaser").

                  WHEREAS, the Seller and the Purchaser have entered into the Umbrella Agreement, dated as of February 6, 2004 (the "Umbrella Agreement"; unless otherwise defined herein, capitalized terms shall be used herein as defined in the Umbrella Agreement); and

                  WHEREAS, the execution and delivery of this Bill of Sale and Assignment by the Seller is a condition to the obligations of the Purchaser to consummate the transactions contemplated by the Umbrella Agreement;

                  NOW, THEREFORE, in consideration of the promises and mutual agreements set forth in the Umbrella Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller does hereby agree as follows:

                  1. Sale and Assignment of Purchased Assets and Properties. The Seller hereby sells, assigns, transfers, conveys, grants, bargains, sets over, releases, delivers, vests and confirms unto the Purchaser and its successors and assigns, forever, the entire right, title and interest of the Seller free and clear of all Encumbrances in and to any and all of the Purchased Assets.

                  2. Obligations and Liabilities Not Assumed. Nothing expressed or implied in this Bill of Sale and Assignment shall be deemed to be an assumption by the Purchaser or its subsidiaries of any Liabilities of the Seller. Neither the Purchaser nor its subsidiaries by this Bill of Sale and Assignment, agree to assume or agree to pay, perform or discharge any liabilities of the Seller of any nature, kind or description whatsoever.

                  3. Further Assurances. The Seller hereby covenants and agrees that, at any time and from time to time after the date of this Bill of Sale and Assignment, at the Purchaser's request, the Seller will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, any and all further acts, conveyances, transfers, assignments, and assurances as necessary to grant, sell, convey, assign, transfer, set over to or vest in the Purchaser any of the Purchased Assets.

                  4. Power of Attorney. The Seller hereby constitutes and appoints the Purchaser, its successors and assigns, the true and lawful attorney and attorneys of the Seller, with full power of substitution, in the name of the Purchaser or in the name and stead of the Seller, but on behalf of and for the benefit of the Purchaser, its successors and assigns (and at the expense of the Seller):

                  (a) to collect, demand and receive any and all Purchased Assets transferred hereunder and to give receipts and releases for and in respect of the same;

                  (b) to institute and prosecute in the Seller's name, or otherwise, at the expense and for the benefit of the Purchaser any and all actions, suits or proceedings, at law, in equity or otherwise, which the Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets hereby sold and assigned to the Purchaser or intended so to be, to defend or compromise any and all such actions, suits or proceedings in respect of any of such Purchaser Purchased Assets, and to do all such acts and things in relation thereto as the Purchaser shall deem advisable for the collection or reduction to possession of any of such Purchased Assets;

                  (c) to take any and all other reasonable action designed to vest more fully in the Purchaser the Purchased Assets hereby sold and assigned to the Purchaser or intended so to be and in order to provide for the Purchaser the benefit, use, enjoyment and possession of such Purchased Assets; and

                  (d) to do all reasonable acts and things in relation to the Purchased Assets sold and assigned hereunder.

                  The Seller acknowledges that the foregoing powers are coupled with an interest and shall be irrevocable by it or upon its subsequent dissolution or in any manner or for any reason. The Purchaser shall be entitled to retain for its own account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest with respect thereto. The Seller shall from time to time pay to the Purchaser, when received, any amounts that shall be received directly or indirectly by the Seller (including amounts received as interest) in respect of any Purchased Assets sold, assigned or transferred to the Purchaser pursuant hereto.

                  5. No Third Party Beneficiaries. This Bill of Sale and Assignment shall be binding upon and inure solely to the benefit of the Purchaser and its permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

                  6. Severability. If any term or other provision of this Bill of Sale and Assignment is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Bill of Sale and Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either the Seller or the Purchaser

                  7. Governing Law. This Bill of Sale and Assignment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State (without regard to conflicts of law provisions thereof).

                  IN WITNESS WHEREOF, this Bill of Sale and Assignment has been executed by the Seller as of the date first above written.

                                             HALSEY DRUG CO., INC

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                                                  EXHIBIT 1.1(d)

                      HALSEY AND GUARANTOR TRANSFER CONSENT

To:      The Members of the
         Investor Group a
         Party to the Umbrella Agreement
         by and among Halsey Drug Co., Inc.,
         Watson Pharmaceuticals, Inc. and
         the Investor Group listed as signatories thereto

                  We refer to that certain Loan Agreement, dated as of March 29, 2000, as amended by a certain Amendment to Loan Agreement dated March 21, 2000, as further amended by a certain Second Amendment to Loan Agreement dated December 20, 2002, as further amended by a certain Third Amendment to Loan Agreement dated February 6, 2004 (as so amended, the "Loan Agreement"), between Halsey Drug Co. Inc., a New York corporation (the "Halsey") and Watson Pharmaceuticals, Inc., a Nevada corporation (the "Lender"), the Watson Security Documents and the Subordination Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

                  The undersigned hereby waives any objection it may have or any violation of the Loan Documents, in order to permit Watson to assign all of its right, title and interest in and to the Loan and the Loan Documents to Care Capital Investments II, LP, Essex Woodlands Health Ventures, L.P., Galen Partners III, L.P. and the other purchasers of the Loan listed as signatories to the Umbrella Agreement dated February 6, 2004 by and among Watson, Halsey and the other signatories thereto (the "Investor Group") and to permit Investor Group to assume the obligations of Watson in respect of the Loan and under the Loan Documents. The undersigned also hereby agrees to cooperate with Investor in modifying the Loan Documents in accordance with any reasonable request by Investor Group in furtherance of the assignment and assumption contemplated hereby.

                                    HALSEY DRUG CO., INC.

                                    By:_________________________________________
                                    Name: Andrew D. Reddick
                                    Title: President and Chief Executive Officer

                                    AXIOM PHARMACEUTICAL CORPORATION

                                    By:_________________________________________
                                    Name: Peter A. Clemens
                                    Title: Vice President

                                    HOUBA INC.

                                    By:_________________________________________
                                    Name: Peter A. Clemens
Date: February 6, 2004              Title: Vice President

                                                                  EXHIBIT 1.1(e)

                       SECURED CREDITORS' TRANSFER CONSENT

To:      The Members  of the Investor
         Group a Party to the Umbrella Agreement
         by and among Halsey Drug Co., Inc.,
         Watson Pharmaceuticals, Inc. and the
         Investor Group listed as signatories thereto

                  We refer to that certain Subordination Agreement, dated as of December 20, 2002 (the "Subordination Agreement"), between Halsey Drug Co. Inc., a New York corporation (the "Halsey"), Watson Pharmaceuticals, Inc., a Nevada corporation (the "Lender") and the parties listed therein. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Subordination Agreement.

         Pursuant to Section 11(a) of the Subordination Agreement, the undersigned hereby consents to the assignment by Watson of all of its right, title and interest in and to the Watson Term Loans, the Watson Loan Agreement, the Watson Company Security Documents, the Watson Guaranty and the Watson Guarantor Security Documents to Care Capital Investments II, LP, Essex Woodlands Health Ventures V, L.P., Galen Partners III, L.P. and the other purchaser of the Watson Term Loans listed as signatories to the Umbrella Agreement dated February 6, 2004 by and among Watson, Halsey and the other signatories thereto (the "Investor Group"), and the assumption by the Investor Group of the obligations of Watson in respect of the Watson Term Loans, the Watson Loan Agreement, the Watson Company Security Documents, the Watson Guaranty and the Watson Guarantor Security Documents. The undersigned also hereby agrees to cooperate with Investor Group in modifying the Watson Company Security Documents and the Watson Guarantor Security Documents to comply with the terms of Section 11(b) hereto and in accordance with any reasonable request by Investor Group in furtherance of the assignment and assumption contemplated hereby.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

GALEN PARTNERS III, L.P.                     ORACLE STRATEGIC PARTNERS, L.P.
By: Claudius, L.L.C., General Partner        By: Oracle Strategic Capital,
610 Fifth Avenue, 5th Fl.                    L.L.C., General Partner
New York, New York 10019                     200 Greenwich Avenue, 3rd Floor
                                             Greenwich, Connecticut 06830

___________________________                  ___________________________
By: Srini Conjeevaram                        By: Joel Liffman
Its: General Partner                         Its: Authorized Agent

GALEN PARTNERS INTERNATIONAL, III, L.P.      CARE CAPITAL INVESTMENTS II, LP
By: Claudius, L.L.C., General Partner        By: Care Capital II, LLC, as
610 Fifth Avenue, 5th Floor                  general partner
New York, New York 10020                     47 Hulfish St., Suite 310
                                             Princeton, NJ 08542

___________________________
By: Srini Conjeevaram                        By: _______________________
Its: General Partner                         Name: David R. Ramsay
                                             Title: Authorized Signatory

GALEN EMPLOYEE FUND III, L.P.                ESSEX WOODLANDS HEALTH
By: Wesson Enterprises, Inc.                 VENTURES V, L.P.
610 Fifth Avenue, 5th Floor                  190 South LaSalle Street, Suite
New York, New York 10020                     2800
                                             Chicago, IL 60603

___________________________                  ___________________________
By: Bruce F. Wesson                          By: Immanuel Thangaraj
Its: General Partner                         Its: Managing Director

ALAN SMITH                                   PATRICK COYNE
21 Bedlow Avenue                             800 Merion Square Road
Newport, Rhode Island 02840                  Gladwyne, Pennsylvania 19035

___________________________                  ___________________________

MICHAEL WEISBROT                             SUSAN WEISBROT
1136 Rock Creek Road                         1136 Rock Creek Road
Gladwyne, Pennsylvania 19035                 Gladwyne, Pennsylvania 19035

___________________________                  ___________________________

GREG WOOD                                    DENNIS ADAMS
1263 East Calavera Street                    120 Kynlyn Road
Altadena, CA 91001                           Radnor, Pennsylvania 19312

___________________________                  ___________________________

STEFANIE HEITMEYER                           BERNARD SELZ
17759 Road, Route 66                         600 Fifth Avenue, 25th Floor
Fort Jennings, Ohio 45844                    New York, New York 10020

___________________________                  ___________________________

PETER CLEMENS                                ROGER GRIGGS
c/o Halsey Drug Co., Inc.                    c/o Tom Jennings
695 North Perryville Rd.                     7300 Turfway Road
Crimson Building #2                          Suite 300
Rockford, Illinois 61107                     Florence, KY 41042

___________________________                  ___________________________

VARSHA H. SHAH                               HEMANT K. SHAH
29 Chrissy Drive                             29 Chrissy Drive
Warren, New Jersey 07059                     Warren, New Jersey 07059

___________________________                  ___________________________

VARSHA H. SHAH AS CUSTODIAN                  VARSHA H. SHAH AS CUSTODIAN
FOR SACHIN H. SHAH                           FOR SUMEET H. SHAH
29 Chrissy Drive                             29 Chrissy Drive
Warren, New Jersey 07059                     Warren, New Jersey 07059

___________________________                  ___________________________
By: Varshah H. Shah                          By: Varshah H. Shah
Its: Custodian                               Its: Custodian

MICHAEL RAINISCH                             ILENE RAINISCH
c/o Alvin Rainisch                           c/o Alvin Rainisch
300 Flower Lane                              300 Flower Lane
Morganville, New Jersey 07751                Morganville, New Jersey 07751

___________________________                  ___________________________

KENNETH GIMBEL, IRA ACCOUNT                  KENNETH GIMBEL
FBO KENNETH GIMBEL                           2455 Montgomery Avenue
2455 Montgomery Avenue                       Highland Park, Illinois 60035
Highland Park, Illinois 60035

___________________________                  ___________________________
By: __________________________
Its: Trustee

JESSICA K. CLEMENS                           JAKE P. CLEMENS
C/o Halsey Drug Co., Inc.                    c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                     695 North Perryville Rd.
Crimson Building #2                          Crimson Building #2
Rockford, Illinois 61107                     Rockford, Illinois 61107

___________________________                  ___________________________

MICHAEL REICHER TRUST
c/o Halsey Drug Co., Inc.
695 North Perryville Rd.
Crimson Building #2
Rockford, Illinois 61107

___________________________
By: Michael K. Reicher
Its: Trustee

                                                                  EXHIBIT 1.1(f)

                    FORM OF THIRD AMENDMENT TO LOAN AGREEMENT

                                                                  EXHIBIT 2.2(d)

            AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK AGREEMENT

         1. Section 3(d)(v) of the Warrant to Purchase Common Stock Agreement is amended to delete the word "or" at the end of the paragraph.

         2. Section 3(d)(vi) of the Warrant to Purchase Common Stock Agreement is amended to delete the period at the end of the paragraph and to substitute in its place, a semi-colon.

         3. A new Section 3(d)(vii) is added to the Warrant to Purchase Common Stock Agreement to read as follows :

                  "(vii) the issuance of the Company's convertible senior secured debentures pursuant to that certain 2004 Debenture Purchase Agreement dated February 6, 2004 between the Company and the signatories to such agreement; or"

         4. A new Section 3(d)(viii) is added to the Warrant to Purchase Common Stock to read as follows:

                  "(viii) the issuance of Series A Preferred Stock, Series B Preferred Stock, Series C-1 Preferred Stock, Series C-2 Preferred Stock or Series C-3 Preferred Stock pursuant to that certain Debenture Conversion Agreement dated February 6, 2004 between the Company and the signatories to such Agreement."

                                                                  EXHIBIT 2.2(e)

                          HYDROCODONE OPTION AGREEMENT